Acquisition and Disposition	9 Months Ended
Sep. 30, 2021
Acquisition and Disposition
Acquisition and Disposition
3.	Acquisition and Disposition

Acquisition of HuffPost and Verizon Investment

On February 16, 2021, the Company completed the acquisition of 100% of HuffPost (“HuffPost Acquisition”), a publisher of online news and media content, from entities controlled by Verizon Communications Inc. (“Verizon”). The Company issued 21,170,037 shares of non-voting BuzzFeed Class C common stock to an entity controlled by Verizon, of which 8,625,234 were in exchange for the acquisition of HuffPost and 12,544,803 were in exchange for a concurrent $35.0 million cash investment in the Company by Verizon, which was accounted for as a separate transaction.

The following table summarizes the fair value of consideration exchanged as a result of the HuffPost Acquisition (in thousands):

Fair value of common stock issued(1)	$24,064
Working capital adjustments	(490)
Total consideration	$23,574

(1) — represents 8,625,234 shares of BuzzFeed common stock issued at a value of $2.79 per share. The fair value per share was determined using Level 3 inputs using a combination of a market approach based on guideline public companies and an income approach based on estimated discounted cash flows.

The following table summarizes the preliminary determination of the fair value of identifiable assets acquired and liabilities assumed from our acquisition of HuffPost (in thousands). The purchase price allocation for the assets acquired and liabilities assumed may be subject to change as additional information is obtained during the acquisition measurement period.

Cash and cash equivalents	$5,513
Accounts receivable	3,383
Prepaid and other current assets	611
Deferred tax assets	116
Property and equipment	620
Intangible assets	19,500
Goodwill	5,927
Accounts payable	(1,410)
Accrued expenses and other current liabilities	(4,249)
Deferred tax liabilities	(4,251)
Other liabilities	(63)
Noncontrolling interests	(2,123)
Total consideration for HuffPost	$23,574

The fair values of the intangible assets were estimated using Level 3 inputs. The fair value of trademarks and trade names was determined using the relief from royalty method and the fair value of acquired technology was determined using the replacement cost approach. The useful lives of the acquired trademarks and trade names and acquired technology are 15 years and 3 years, respectively. The excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired resulted in $5.9 million of goodwill, which is primarily attributed to workforce and synergies, and is not deductible for tax purposes.

The HuffPost Acquisition contributed $9.2 million and $19.1 million of revenue for the three and nine months ended September 30, 2021, respectively. The HuffPost Acquisition did not have a material impact on the Company’s net loss for the three and nine months ended September 30, 2021.

Disposition

In August 2021 the Company disposed of its 51% ownership interest in HuffingtonPost Italia S.R.L. (“HuffPost Italy”) for nominal consideration and recognized a loss on disposition of $0.6 million. HuffPost Italy did not have a material impact on the Company’s net loss for the three or nine months ended September 30, 2021.